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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 31, 2006

                               IPC Holdings, Ltd.
             (Exact Name of Registrant as Specified in its Charter)

           BERMUDA                   No. 0-27662           NOT APPLICABLE
 (State or other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)


         AMERICAN INTERNATIONAL BUILDING,
                29 RICHMOND ROAD,
                PEMBROKE, BERMUDA                              HM 08
     (Address of Principal Executive Offices)                (Zip Code)

                                 (441) 298-5100
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 31, 2006, IPCRe Limited ("IPCRe"), a wholly owned subsidiary of IPC Holdings, Ltd. (the "Company"), amended the terms of two standby letter of credit facilities. In respect of the uncommitted collateralized facility with Bayerische Hypo- und Vereinsbank AG ("HVB") dated December 30, 2005, the maximum aggregate principal amount was reduced from $250 million to $160 million and in respect of the committed collateralized facility with Barclays Bank PLC ("Barclays"), dated December 23, 2005, the maximum aggregate principal amount was reduced from $200 million to $165 million along with some amendments to certain definitions and interpretations.

A copy of the amendment agreement with HVB is filed with this Current Report on Form 8-K as Exhibit 99.1 and a copy of the amendment agreement with Barclays is filed with this Current Report on Form 8-K as Exhibit 99.2. Each of them is incorporated by reference herein.

Item 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Effective March 31, 2006, IPCRe cancelled its $200 million revolving credit facility under the Credit Agreement, dated July 1, 2003, between IPCRe, the Lenders named therein, Citibank NA, as the syndication agent, Barclays Bank plc and Wachovia Bank, National Association, as Documentation Agents, ING Bank N.V. and ABN Amro Bank N.V., as managing agents, and Bank ONE (now JPMorgan Chase
Bank), NA, as the agent, which was due to expire on June 30, 2006. The Company and IPCRe intend to finalize shortly a new facility to replace the cancelled agreement.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 2.03 as if set forth herein in full.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Amendment Agreement, effective March 31, 2006, between IPCRe Limited and Bayerische Hypo- und Vereinsbank AG.

99.2 Amendment Agreement, dated March 31, 2006, between IPCRe Limited and Barclays Bank PLC.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       IPC HOLDINGS, LTD.



Date: April 6, 2006                    By  /s/ James P. Bryce
                                           --------------------------------
                                                    James P. Bryce
                                                    President and
                                               Chief Executive Officer


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                                 EXHIBIT INDEX

99.1 Amendment Agreement, effective March 31, 2006, between IPCRe Limited and Bayerische Hypo- und Vereinsbank AG.

99.2 Amendment Agreement, dated March 31, 2006, between IPCRe Limited and Barclays Bank PLC.




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